Exhibit 10.1
[*Some dollar amounts, percentages and personal contact information have been omitted from this agreement in connection with a request for confidential treatment. The omitted information has been filed separately with the Securities and Exchange Commission as part of the request for confidential treatment. The omitted information is indicated by a blank and marked with an asterisk.]
Potash Sharing Agreement
This Potash Sharing Agreement (this “Agreement”) dated as of July 27, 2011 (the “Effective Date”) is between American West Potash LLC, a Delaware limited liability company (“Operator”), and the following parties: (i) the SL Group (as defined in Section 1.11), (ii) American General Life Insurance Company, a Texas corporation (“AIG”), and (iii) Pap and Pop Family Ltd., a Texas limited partnership, and 3MKJ LP, a Texas limited partnership (collectively the “Hortenstine Group” and, together with the SL Group and AIG, the “Other Parties”); the Other Parties and the Operator, each a “Party” and collectively the “Parties”).
RECITALS
A. WHEREAS, the Operator is managed and 50% owned by Prospect Global Resources, Inc., a Nevada corporation (“PGRI”), as described in PGRI’s Current Report on Form 8-A filed with the Securities and Exchange Commission on February 11, 2011 and amended on March 31, 2011 and incorporated herein by this reference, and the Operator plans to investigate, permit, engineer, construct and operate a potash facility in Apache County, Arizona; and
B. WHEREAS, the Other Parties own mineral interest and/or royalties in the operational area of the proposed potash facility as further described in Exhibit A hereto; and
C. WHEREAS, the Parties wish to enter into an agreement through which the Operator will mine and share a royalty with the Other Parties on the resulting potash production, which royalty will result in payments that differ from payments that might otherwise have been made pursuant to the instruments described in Exhibit A.
NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I.
DEFINITIONS
The following terms shall have the following meanings:
1.1 “Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

1.2 “AIG Interest” means the prior existing royalty that currently overlays the Hortenstine Mineral Estate and portions of the SL Mineral Estate as described on Exhibit A.
1.3 “Authorized Minerals” means potash and rock salt naturally occurring with potash deposits and specifically excludes any petrified wood, helium or any other minerals or substances.
1.4 “Hortenstine Interest” means the prior existing royalty that overlays the Hortenstine Mineral Estate as described on Exhibit A.
1.5 “Hortenstine Lease” means a mineral lease between Operator and the Hortenstine Group in the form of Exhibit B.
1.6 “Hortenstine Mineral Estate” means the geographic area described in the Hortenstine Lease.
1.7 “Mineral Leases” means collectively the Hortenstine Lease and the SL Group Lease.
1.8 “NI 43-101 Report” means the NI 43-101 Report covering the Royalty Pool Area and other areas controlled by Operator commissioned by the Operator in 2011.
1.9 “Operator Private Area” means the minerals located within the geographic area described on Exhibit C, whether leased by Operator or any of its Affiliates.
1.10 “Royalty Percentages” means the following percentages with respect to Gross Sales (as defined in Section 3.3) payable by Operator pursuant to Section 3.4 and notwithstanding the AIG Interest or the Hortenstine Interest:
AIG: __%*
Hortenstine Group: __%*
SL Group: __%*
1.11 “Royalty Pool Area” means collectively the Hortenstine Mineral Estate, the Operator Private Area, the SL Group Mineral Estate and any private mineral interest acquired after the Effective Date by the Operator in any sections of following Townships and Ranges: 17N/25E, 17N/26E, 18N/25E, 18N/26E, 19N/25E, 19N/26E, 20N/26E (south of Interstate 40 only).
1.12 “SL Group” means, collectively, James Marlin Gale, Evelyn W. Lucking, David Glen Spurlock, Ransom Theodore Spurlock, Robert H.W.W. Spurlock, Vincent Pride Spurlock and Nancy Elizabeth Winn.
1.13 “SL Group Lease” means a mineral lease between Operator and the SL Group in the form of Exhibit D.
1.14 “SL Group Mineral Estate” means the geographic area described in the SL Group Lease.

ARTICLE II.
EXCLUSIVE POTASH EXTRACTION
2.1 Operator shall be solely responsible for all costs and expenses associated with the development of any facilities necessary for the extraction, processing and sale of Authorized Minerals in the Royalty Pool Area (the “Facilities”). The Other Parties shall have no ownership interest in or management rights associated with the Facilities.
ARTICLE III.
PAYMENTS AND ROYALTY
3.1 Operator shall pay AIG the sum of $_____* simultaneously with the equivalent payments to the Hortenstine Group and the SL Group pursuant to the Mineral Leases 120 days following completion by Operator of the NI 43-101 Report and Operator’s decision to proceed with a bankable feasibility study and related development of a mine plan which payment shall occur no later than 12 months from the Effective Date.
3.2 Operator shall pay AIG the sum of $_____* simultaneously with the equivalent payments to the Hortenstine Group and the SL Group pursuant to the Mineral Leases 120 days following application for any mining permit on private, state or federal land in either Navajo or Apache County, Arizona, that includes plans to utilize any portion of the Royalty Pool Area which payment shall occur no later than 36 months from the Effective Date.
3.3 Royalties on Authorized Minerals extracted from the Royalty Pool Area shall begin to accrue on the first date of production from the Royalty Pool Area. Royalties shall be paid on “Gross Sales,” which will be defined as a sum calculated based on tons actually sold and shipped during a calendar quarter at the actual average quarterly sales price received by Operator during such calendar quarter on a weighted basis according to production (“Average Quarterly Price”).
3.4 Royalties on Gross Sales shall be as follows:

Royalty Percentage of Gross
Average Quarterly Price	Sales on Authorized Minerals

Up to $300	___	%*
Greater than $300 up to $350	___	%*
Greater than $350 up to $400	___	%*
Greater than $400 up to $450	___	%*
Greater than $450 up to $500	___	%*
Greater than $500 up to $550	___	%*
Greater than $550 up to $600	___	%*
Greater than $600 up to $650	___	%*
Greater than $650 up to $700	___	%*
Greater than $700	___	%*

Notwithstanding the foregoing, in no event shall the Royalties as a Percentage of Gross Sales be less than the rates paid by Operator to the Arizona State Lands Department where the average quarterly price is greater than $_____* (the “State Rates”).
3.5 Royalties shall be calculated quarterly as of the last day of March, June, September and December. Within 45 days of the end of each March, June, and September and within 90 days of the end of each December, Operator shall pay to each Party its Royalty Percentage earned for the preceding quarter.
3.6 All payments will be in U.S. dollars to the Other Parties without demand, notice, set-off, or reduction, by wire transfer in good, immediately available funds, to such account or accounts as the Other Parties may designate pursuant to wire instructions provided by the Other Parties to the Operator.
3.7 Concurrently with the quarterly payments, Operator shall provide to the Other Parties, quarterly statements setting forth for that quarter the finished tons of all produced minerals, the actual sale and price information related thereto, the State Rates paid by Operator and the calculation of the Royalty Percentage of Gross Sales. In addition to the quarterly statements, Operator shall provide an audited annual report of all operations, consisting of a summary of the preceding year’s activities with respect to the Royalty Pool Area insofar as the activities are relevant to the calculation of the Royalty Percentages of Gross Sales.
3.8 All Royalty payments will be considered final and in full satisfaction of all obligations of the Operator with respect thereto, unless one of the Other Parties gives the Operator written notice describing and setting forth a specific objection to the determination thereof within five years after receipt by the Other Parties of the quarterly statement. If one or more of the Other Parties object to a particular quarterly statement as herein provided, then:
(i)
The Other Parties will have the right, upon reasonable notice and at a reasonable time, to have the Operator’s accounts and records relating to the calculation of the Royalty in question audited by a chartered accountant selected by the Other Parties and reasonably acceptable to the Operator.

(ii)
If such audit determines that there has been a deficiency or an excess in the payment of Royalties made to the Other Parties, such deficiency or excess will be resolved by adjusting the next quarterly Royalty payment due hereunder. If production has ceased, settlement will be made between the Parties by cash payment.

(iii)
The Other Parties will pay all costs of such audit unless a deficiency of two percent or more of the amount due to the Other Parties is determined to exist. The Operator will pay the costs of such audit if a deficiency of two percent or more of the amount due is determined to exist.

Failure on the part of the Other Parties to make claim on the Operator for adjustment in such five-year-period will establish the correctness of the payment and preclude the filing of exception thereto or making of claims for adjustment thereon.
3.9 In addition to the Other Parties’ rights set forth in Section 3.8(i) above, Operator shall permit each Other Party and any authorized representatives designated by an Other Party to inspect Operator’s financial and accounting records (including without limitation any records and data that are maintained electronically), and, in conjunction with such inspection, to make copies and take extracts therefrom, and to discuss with Operator the calculation of the Royalty Percentages of Gross Sales, at such reasonable times during normal business hours and at annual intervals.
3.10 All books and records used by Operator to calculate the Royalty Percentages of Gross Sales shall be kept according to U.S. generally accepted accounting principles consistently applied.
3.11 Any Royalty payment that is not paid when due shall accrue interest at an annual rate of the greater of (a) the Prime Rate per the Wall Street Journal plus 4% or (b) 8% until paid (based the actual number of days in a 365 day year). Recalculated royalty payments shall accrue interest at the same rate based on the properly recalculated amount commencing as of the date the payment should have been made.
3.12 The Royalty constitutes an interest in the land constituting the Royalty Pool Area and the Royalty shall run with the land constituting the Royalty Pool Area and every interest therein. The sale or other disposition of the Royalty Pool Area will be effective only in accordance with Section 8.12 hereof. The Operator will upon request sign and deliver to the Other Parties, and the Other Parties may register or otherwise record against titles to the land in the Royalty Pool Area, the form of notice or other document or documents as the Other Parties may reasonably request to give notice of the existence of the Royalty to third parties, to secure payment of the Royalty and to protect the Other Parties’ right to receive the Royalty as contemplated herein.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
4.1 Each of the Parties represents and warrants to the other Parties that it has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; it has duly and validly executed and delivered this Agreement, which constitutes the legal, valid and binding obligation of it, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

ARTICLE V.
LESSER INTEREST; THIRD PARTY CLAIMS
5.1 Operator’s obligation to pay the Royalty and other payments provided herein is based upon each of the Other Parties’ ownership of its respective, full undivided interest, either in their mineral estate or royalty interest. In the event it is determined that Other Parties own less than the full undivided interest therein, that Other Parties’ right to receive the Royalty and other payments hereunder shall bear the same portion to 100% as its total interest bears to the full undivided whole of the respective Other Parties’ mineral estate or royalty interest.
5.2 If any person or entity not a Party hereto asserts a claim of ownership in any Other Parties’ mineral estate or royalty interest (as the case may be), or a claim to a share in the production of Authorized Minerals produced from the Property in the form of a written demand letter or a judicial action to quiet title (an “Adverse Claim”), Operator, at its sole discretion, after written notice to the affected Other Party, may suspend its obligation to make payments to the affected Other Party as provided herein, and in lieu thereof, may deposit in an interest-bearing account payments equivalent to payments to the affected Other Party which may otherwise become due to the affected Other Party; provided, that Operator’s obligation to make payments to remaining Other Parties not subject to the Adverse Claim shall not be suspended. Such deposit or deposits shall remain in such interest-bearing account until the claim or controversy is resolved or settled by final court decision, by arbitration, negotiation or otherwise. If Operator is required or elects to make any payments to such persons or entities not a party hereto as a result of, or in settlement of, any such Adverse Claim, either by way of contract, settlement, compromise, final court judgment, or otherwise, Operator may recover from, or credit against, any payments thereafter becoming due to the affected Other Party hereunder, the amount of such payments and all other costs and expenses (including reasonable attorney’s fees) paid or incurred by Operator as a result of any such Adverse Claim; provided, that Operator make no such recovery or credit against payments provided herein as to Other Parties not subject to the Adverse Claim.
ARTICLE VI.
TERM
6.1 This Agreement shall be effective as of the Effective Date, and shall continue so long thereafter as mineral operations are conducted on a continuous basis from the Royalty Pool Area (the “Term”). For purposes of this Section 6.1, mineral operations shall be deemed “conducted on a continuous basis” from the Royalty Pool Area unless and until the earlier of: (i) a period of one hundred eighty (180) consecutive days elapses in which no development, mining or processing operations are conducted on the Royalty Pool Area (“Cessation of Operations”); or (ii) Operator, in its sole discretion, decides to abandon the Facilities (“Abandonment”). Upon Cessation of Operations or Abandonment, this Agreement shall immediately terminate.
6.2 The Operator shall have the right to terminate this Agreement with respect to one or more Other Parties for cause, without prejudice to any other right which it may otherwise have against such Other Parties under the provisions of this Agreement, at law, in equity or otherwise. Cause shall include but not be limited to the failure of an Other Party to perform material specific conditions, covenants or promises in this Agreement, but shall not include filing by or against an Other Party of a petition to have it adjudged bankrupt, for a successor under bankruptcy, for general assignment for the benefit of creditors, or for an Other Party’s insolvency or discontinuance of business. Prior to termination, Operator shall notify the Other Parties in writing of the basis for such termination and provide a 30 day cure period.

6.3 The Other Parties shall have the right to terminate this Agreement: (a) upon written notice from any Other Party that is also a party to a Mineral Lease for (i) rejection of the Mineral Lease in any bankruptcy proceeding filed by or against the Operator; or (ii) material breach of the terms of that Other Party’s Mineral Lease, including any obligation to make payments under the terms of the Mineral Lease, but only after written notice to the Operator specifying the basis for such material breach and providing a 10 day cure period; or (b) in the event a majority interest of the Royalty Percentages agrees and one or more of the following circumstances occurs: (i) Operator fails to make any payment as set forth herein in Sections 3.1, 3.2 and 3.5; (ii) Operator fails to complete the NI 43-101 Report within 12 months of the Effective Date; (iii) Operator fails to make application for any mining permit within 36 months of the Effective Date; (iv) production of Authorized Minerals has not commenced within seven years of the Effective Date; (v) Operator fails to deliver timely the quarterly statements or the audited annual report required by Section 3.7; or (vi) for Operator’s cause, without prejudice to any other right which the Other Parties may otherwise have against Operator under the provisions of this Agreement, at law, in equity or otherwise; provided that, as to items (b)(i), (v) or (vi), prior to termination, the Other Parties shall notify the Operator in writing of the basis for such termination and provide a 10-day cure period in the cases of items (i) or (v) (limited, with respect to items (i) or (v), to one 10-day cure period per calendar year) and a 30 day cure period in the case of item (vi). Cause shall include but not be limited to the failure of the Operator to perform material specific conditions, covenants or promises in this Agreement, filing by or against the Operator of a petition to have it adjudged bankrupt, for a successor under bankruptcy, for general assignment for the benefit of creditors, or for the Operator’s insolvency or discontinuance of business.
ARTICLE VII.
INDEMNIFICATION
7.1 The Operator shall defend, indemnify and hold harmless each Other Party and its Affiliates, and their respective trustees, beneficiaries, directors officers, employees and agents, and the successors and assigns of each of the foregoing for, from and against any and all loss, damage, liability, cost or expense (including reasonable attorneys’ fees and expenses) arising out of the performance by Operator of this Agreement except to the extent caused by an Other Party’s gross negligence or willful misconduct.
7.2 The indemnities provided for in Section 7.1 are not intended to, and do not, apply to any dispute or litigation between Operator and any Other Party regarding the terms and provisions of, the interpretation of, or the failure of performance by one of the Parties under this Agreement.
7.3 This Article VII shall survive the expiration or any termination of this Agreement.

ARTICLE VIII.
MISCELLANEOUS
8.1 Except as otherwise specifically provided, all fees, costs and expenses incurred by any Party in negotiating this Agreement or in consummating the transaction contemplated by this Agreement shall be paid by the Party incurring the same.
8.2 Operator agrees to provide written notice to the Other Parties together with a copy of all applications for material permits, authorities, licenses, as well as copies of all material final permits, authorities and licenses relative to the Royalty Pool Area, along with any notice of violation, suit, investigation or other proceeding that could have a material adverse effect on production from the Royalty Pool Area, and written notice of Cessation of Operations or Abandonment or any third party agreements affecting ownership of the Royalty Pool Area.
8.3 All notices and communications required or permitted under this Agreement shall be in writing and addressed as set forth below. Any communication or delivery hereunder shall be deemed to have been duly made and the receiving Party charged with notice (i) if personally delivered, when received, (ii) if sent by facsimile transmission, when received, or (iii) if sent by overnight courier, one day after sending. All notices shall be addressed as follows:
If to Operator:
American West Potash LLC
600 17th Street, Suite 2800-South
Denver, Colorado 80202
Attn: Patrick L. Avery, President
Facsimile: (720) 294-0402
If to AIG:
American General Life Insurance Company
                          *
If to SL Group:
James Marlin Gale
                          *
Evelyn W. Lucking
                          *
David Glen Spurlock
                          *
Ransom Theodore Spurlock
                          *
Robert H.W.W. Spurlock
                          *
Vincent Pride Spurlock
                          *
and
Nancy Elizabeth Winn
                          *

Any Party may, by written notice so delivered to the other Parties, change the address or individual to which delivery shall thereafter be made.
8.4 This Agreement may only be amended in writing signed by all the Parties, and any rights hereunder may not be waived except by an instrument in writing signed by the Party to be charged with such waiver and delivered by such Party to all other Parties. The waiver or failure of any Party to enforce any provision of this Agreement shall not be construed or operate as a waiver of any further breach of such provision or of any other provision of this Agreement.
8.5 The Parties agree to execute a written short form or memorandum of this Agreement of even date herewith in the form attached hereto as Exhibit E and which is sufficient to be entitled to be recorded in the real property records under the laws of the State of Arizona and which shall recite the Royalty Percentages.
8.6 The Other Parties acknowledge that Operator is managed and partially owned by PGRI, which is a public company, and that AIG is an insurance company owned by a public company, and that consequently this agreement and a description of this agreement may be required to be filed by PGRI or AIG with and/or reported to the Securities and Exchange Commission and may be required to be filed with, reported to or otherwise disclose to other applicable regulatory organizations. Subject to PGRI’s and AIG’s legal filing, reporting and disclosure obligations, each Party agrees not to disclose and to keep the terms of this Agreement any information related thereto, including information set forth in reports delivered pursuant to Section 3.4, confidential, except that (i) each party may share the contents hereof with their employees, advisors, representatives, etc., to the extent such persons are advised of the confidentiality of the terms hereof and are instructed to keep the terms confidential, and to the extent doing so is necessary in order to evaluate the proposals contained herein, and (ii) each party may make such disclosures as are required by law or legal process. To the extent Operator or PGRI desires to make a public announcement of the existence (but not the content) of this Agreement, the content of any press release shall be mutually agreed. Subject to PGRI’s legal filing requirements, no public announcement shall include AIG’s name without the prior written approval of AIG.

8.7 The headings of the Articles and Sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.
8.8 This Agreement may be executed by the Parties in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument. Signatures of the Parties transmitted by facsimile or electronic scan transmission in .pdf format shall be considered binding.
8.9 References made in this Agreement, including use of a pronoun, shall be deemed to include where applicable, masculine, feminine, singular or plural, individuals or entities. As used in this Agreement, “person” shall mean any natural person, corporation, partnership, trust, limited liability company, court, agency, government, board, commission, estate or other entity or authority.
8.10 This Agreement and the transactions contemplated hereby and any arbitration or dispute resolution conducted pursuant hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of Arizona, without regard to its conflicts of laws rules. The Parties shall attempt to resolve any dispute that may arise in connection with this Agreement through a process of mediation administered by a mediation service provider mutually agreed upon by the Parties (the “Mediation Service Provider”). The complaining Party must notify the other Party or Parties that a dispute exists and, for a period of ten days, the Parties shall attempt to agree on the Mediation Service Provider. If during such ten-day-period, the Parties cannot agree upon a Mediation Service Provider, the Mediation Service Provider shall be appointed by the American Arbitration Association. A designated individual mediator will then be selected in accordance with the rules of the Mediation Service Provider to conduct the mediation; provided that such mediator must have experience in the mining industry and must not have any conflict of interest. The mediation will be a nonbinding conference between the Parties conducted in accordance with the applicable rules and procedures of the Mediation Service Provider. The Parties shall attempt to settle the dispute by participating in at least ten hours of mediation at the offices of the Mediation Service Provider. No Party may initiate litigation or arbitration proceedings with respect to any dispute until the mediation of such dispute is complete with the sole exception of seeking emergency relief from a court of competent jurisdiction, as described below. Any mediation will be considered complete: (i) if the Parties enter into an agreement to resolve the dispute; (ii) with respect to the Party submitting the dispute to mediation, if the other Party or Parties fail to appear at or participate in a reasonably scheduled mediation conference; or (iii) if the dispute is not resolved within five days after the mediation is commenced, provided the Parties have participated in at least ten hours of mediation, as provided above. EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

8.11 This Agreement, along with the Mineral Leases, constitutes the entire understanding among the Parties, their respective partners, members, trustees, shareholders, officers, directors and employees with respect to the subject matter hereof, except to the extent provided in the Mineral Leases, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.
8.12 This Agreement is intended only to benefit the Parties hereto and their respective permitted successors and assigns. Any transfer, assignment, sale, or other disposal of all or any portion of Operator’s interest in this Agreement or any portion of the Operator Private Area shall only be permissible if the prospective transferee has first delivered to the Other Parties a written and enforceable undertaking agreeing to be bound, to the extent of the interest disposed of, by all the terms and conditions of this Agreement.
8.13 It is the intent of the Parties that the provisions contained in this Agreement shall be severable. Should any provisions, in whole or in part, be held invalid as a matter of law, such holding shall not affect the other portions of this Agreement, and such portions that are not invalid shall be given effect without the invalid portion, provided, however that Article III remains in full force and effect.
8.14 The Parties agree that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
8.15 In any action arising out of this Agreement, the prevailing party shall recover reasonable attorneys’ fees incurred therein in addition to the amount of any judgment, costs and other expenses as determined by the court or other arbitral forum.
8.16 This Agreement applies and extends to any further or additional right, title, interest or estate heretofore or hereafter acquired by the Operator in the Royalty Pool Area.
IN WITNESS WHEREOF the Parties have executed this Agreement effective as of the Effective Date.
AMERICAN WEST POTASH LLC

By:
Patrick L. Avery
Its: Manager

SL GROUP

James Marlin Gale

Evelyn W. Lucking

David Glen Spurlock

Ransom Theodore Spurlock

Robert H.W.W. Spurlock

Vincent Pride Spurlock

Nancy Elizabeth Winn

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AMERICAN GENERAL LIFE INSURANCE COMPANY
American General Life Insurance Company, a Texas corporation
By: AIG Asset Management (U.S.), LLC
a Delaware limited liability company, its Investment Adviser

By:
Tom N. Denkler
Its: Managing Director

HORTENSTINE GROUP
PAP PAP AND POP FAMILY LTD.
By: HLCC, LLC, its General Partner

By:
Name: Tom Hortenstine
Title: President
3MKJ LP
By: HMC Investment Management, LLC, its General Partner

By:
Name: Katherine Hortenstine
Title: President

Exhibit A
to
POTASH SHARING AGREEMENT
1. Mineral Estate Interests:

Originating
Instrument
Type/Recorded
	Record			Sections	Document No.,
	Owner			(all except	Apache County,
Party Name	Name	Township	Range	where noted)	Arizona
SL Group Mineral Estate		17N	25E	1, 3, 5, 7, 9, 11, 13, 15, 17, 19, 21, 23	Warranty Deed recorded at Book 1, Page 597

		17N	26E	1, 3, 5, 7, 9, 11, 13, 15, 17, 19, 21, 23	Warranty Deed recorded at Book 1, Page 597

				25, 27, 29, 31, 33, 35	Quitclaim Deed recorded at Book 12, Page 569

		18N	26E	1, 3, 9, 11, 13, 15, 21, 23, 25, 27, 29(SE/4 — 160ac), 31, 33, 34(SW/4 of NW/4 — 40ac), 35	Warranty Deed recorded at Book 1, Page 597

		19N	26E	13, 21, 23, 25, 27, 33, 35	Warranty Deed recorded at Book 1, Page 597

		20N	26E	21(S/2 — 320ac), 22(S/2 — 320ac), 23(S of railroad — 375), 27(N of railroad — 50ac), 28(NE/4, E/2 of NW/4, NE/4 of SW/4 — 280ac), 29(S of I-40 — 440ac), 31, 33(W of Rio Puerco — 69ac)	Warranty Deed recorded at Book 1, Page 597 (as to 28 and 90ac of 31) Warranty Deed recorded at Book 29, Page 114 (as to remaining sections and 550ac of 31)

Originating
Instrument
Type/Recorded
	Record			Sections	Document No.,
	Owner			(all except	Apache County,
Party Name	Name	Township	Range	where noted)	Arizona
Hortenstine Group Mineral Estate					Warranty Deed recorded at Book 29 Page 120

		18N	25E	All of sections 1, 3, 5, 9, 11, 13, 15, 17, 21, 23, 25, 27, 29, 33 and 35

		19N	25E	All of sections 13, 23, 25, 27, 33 and 35, together with those portions of sections 1, 11, 15 and 21 lying south and east of the thread of the stream of the Rio Puerco of the West and lying south of the southern limit of the right-of-way of the Atlantic and Pacific Railroad together with the west half of the southwest quarter and the south half of the northwest quarter of Section 12.

		18N	26E	All of sections 5, 7, 17 and 19, together with the north half and the southwest quarter of section 29

Originating
Instrument
Type/Recorded
	Record			Sections	Document No.,
	Owner			(all except	Apache County,
Party Name	Name	Township	Range	where noted)	Arizona

		19N	26E	All of sections 3, 5, 7, 9, 11, 15, 17, 19, 29 and 31

		20N	26E	All of section 35 together with that portion of section 33 lying south and east of the thread of the stream of the Rio Puerco of the West and lying south of the southern limit of the right-of-way of the Atlantic and Pacific Railroad
2. Prior Existing Royalty Interests:

Originating
Instrument
Type/Recorded
	Record			Sections	Document No.,
	Owner			(all except	Apache County,
Party Name	Name	Township	Range	where noted)	Arizona
AIG Royalty Interest		17N	25E	All of sections 1, 3, 5, 7, 9, 11, 13, 15, 17, 19, 21 and 23	Warranty Deed Book 29 Page 120

		18N	25E	All of sections 1, 3, 5, 9, 11, 13, 15, 17, 21, 23, 25, 27, 29 33 and 35

		19N	25 E	All of sections 13, 23, 25, 27, 33 and 35, together with those portions of sections 1, 11, 15 and 21 lying south and east of the thread of the stream of the Rio Puerco of the West and lying south of the southern limit of the right-of-way of the Atlantic and Pacific Railroad, together with the west half of the southwest quarter and the south half of the northwest quarter of Section 12.

Originating
Instrument
Type/Recorded
	Record			Sections	Document No.,
	Owner			(all except	Apache County,
Party Name	Name	Township	Range	where noted)	Arizona
		17N	26 E	All of sections 1, 3, 5, 7, 9, 11, 13, 15, 17, 19, 21 and 23

		18N	26 E	All of sections 1, 3, 5, 7, 9, 11, 13, 15, 17, 19, 21, 23, 25, 27, 29, 31, 33, and 35, together with the southwest quarter of the northwest quarter of section 34.

		19N	26 E	All of sections 1, 3, 5, 7, 9, 11, 13, 15, 17, 19, 21, 23, 25, 27, 29, 31, 33 and 35

		20N	26E	All of sections 25 and 35, together with those portions of sections 23, 27, 31 and 33 lying south and east of the thread of the stream of the Rio Puerco of the West and lying south of the southern limit of the right-of-way of the Atlantic and Pacific Railroad, together with the north half of the northeast quarter, the southeast quarter of the northeast quarter and the northeast quarter of the northwest quarter of section 28 lying south and east of the Atchison Topeka and Santa Fe Railroad Company’s right-of-way, together with the west half of section 26.

Originating
Instrument
Type/Recorded
	Record			Sections	Document No.,
	Owner			(all except	Apache County,
Party Name	Name	Township	Range	where noted)	Arizona
Hortenstine Royalty Interest		17N	25 E	All of sections 1, 3, 5, 7, 9, 11, 13, 15, 17, 19, 21 and 23	Warranty Deed Book 29 Page 120

		17N	26E	All of sections 1, 3, 5, 7, 9, 11, 13, 15, 17, 19, 21 and 23

		18N	26 E	All of sections 1, 3, 9, 11, 13, 15, 21, 23, 25, 27, 31, 33 and 35, together with the southeast quarter of section 29 and the southwest quarter of the northwest quarter of section 34

Originating
Instrument
Type/Recorded
	Record			Sections	Document No.,
	Owner			(all except	Apache County,
Party Name	Name	Township	Range	where noted)	Arizona
		19N	26 E	All of sections 1, 5, 7, 13, 21, 23, 25, 27, 33 and 35

Originating
Instrument
Type/Recorded
	Record			Sections	Document No.,
	Owner			(all except	Apache County,
Party Name	Name	Township	Range	where noted)	Arizona
		20N	26E	All of section 25 together with those portions of sections 23, 27 and 31 lying south and east of the thread of the stream of the Rio Puerco of the West and lying south of the southern limit of the right-of-way of the Atlantic and Pacific Railroad and the north half southeast quarter of the northeast quarter and the northeast quarter of the northwest quarter of section 28 lying south and east of the Atchison Topeka and Santa Fe Railroad Company’s right-of-way, together with the west half of section 26.

Exhibit B
See Attached Hortenstine Mineral Lease

Exhibit C
Operator Private Area
PARCEL NO. 1
ALL OIL, GAS AND MINERAL RIGHTS, INCLUDING BUT NOT LIMITED TO POTASH, COAL, URANIUM, THORIUM OR ANY OTHER MATERIAL WHICH ARE OR MAY BE DETERMINED TO BE PECULIARLY ESSENTIAL TO THE PRODUCTION OF FISSIONAL MATERIALS, WHETHER OR NOT OF COMMERCIAL VALUE, LOCATED IN SECTIONS 25, 27, 29, 31, 33 AND 35, TOWNSHIP 17 NORTH, RANGE 25 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, APACHE COUNTY, ARIZONA.
EXCEPT FOR PETRIFIED WOOD, ARTIFACTS AND FOSSILS IN ANY AND ALL PRIVATE MINERAL SECTIONS ASSIGNED IN 2010-007258.
EXCEPTING ANY AND ALL UNPROBATED AND INCHOATE RIGHTS, IF ANY, OF HEIRS OF THEO SPURLOCK, W.H. SPURLOCK, ARZA L. GREER AND/OR ANNE S. GREER.
PARCEL NO. 2
ALL MINERALS NOT PREVIOUSLY CONVEYED OR RESERVED INCLUDING BUT NOT LIMITED TO POTASH, COAL, URANIUM, THORIUM OR ANY OTHER MATERIAL WHICH ARE OR MAY BE DETERMINED TO BE PECULIARLY ESSENTIAL TO THE PRODUCTION OF FISSIONAL MATERIALS, WHETHER OR NOT OF COMMERCIAL VALUE, LOCATED IN SECTIONS 30 AND 34, TOWNSHIP 17 NORTH, RANGE 25 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, APACHE COUNTY, ARIZONA AS SET FORTH IN DOCKET 68, PAGE 144.
EXCEPTING AND RESERVING UNTO THE UNITED STATES ALL OF THE OIL AND GAS IN SAID LANDS, TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE THE SAME PURSUANT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF JULY 17, 1914 (38 STAT. 509), AS SET FORTH IN THE PATENT TO SAID LAND, RECORDED AS DOCKET 29, PAGE 9 AND AS DOCKET 29, PAGE 11.
EXCEPT FOR PETRIFIED WOOD, ARTIFACTS AND FOSSILS IN ANY AND ALL PRIVATE MINERAL SECTIONS ASSIGNED IN 2010-007258.
EXCEPTING ANY AND ALL UNPROBATED AND INCHOATE RIGHTS, IF ANY, OF HEIRS OF, ARZA L. GREER AND/OR ANNE S. GREER.

Exhibit D
See Attached S/L Mineral Lease

Exhibit E
Form of Memorandum of Potash Sharing Agreement

MEMORANDUM OF POTASH SHARING AGREEMENT
THIS MEMORANDUM OF POTASH SHARING AGREEMENT (the “Memorandum”) is made and entered into and made effective as of this 27th day of July, 2011 (the “Effective Date”), by and between American West Potash LLC, a Delaware limited liability company (“Operator”), and the following parties: (i) James Marlin Gale, Evelyn W. Lucking, David Glen Spurlock, Ransom Theodore Spurlock, Robert H.W.W. Spurlock, Vincent Pride Spurlock and Nancy Elizabeth Winn (collectively, the “SL Group”), (ii) American General Life Insurance Company, a Texas corporation (“AIG”), and (iii) Pap and Pop Family Ltd., a Texas limited partnership, and 3MKJ LP, a Texas limited partnership (collectively the “Hortenstine Group” and, together with the SL Group and AIG, the “Other Parties”; the Other Parties and the Operator, each a “Party” and collectively the “Parties”).
RECITALS
A. WHEREAS, the Operator is managed and 50% owned by Prospect Global Resources, Inc., a Nevada corporation (“PGRI”), and plans to investigate, permit, engineer, construct and operate a potash facility in Apache County, Arizona (the “Facilities”); and
B. WHEREAS, the Other Parties own mineral interest and/or royalties in the operational area of the proposed potash facility as further described in Exhibit A hereto; and
C. WHEREAS, the Parties have entered into an agreement through which the Operator will mine and share a royalty with the Other Parties on the resulting potash production, in a defined Royalty Pool Area.
D. WHEREAS, the parties desire to confirm the Operator’s grant to Other Parties of such rights, and to place of record a notice of the Agreement.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confessed and acknowledged, and in consideration of the mutual promises and covenants herein contained, the parties hereto have agreed and do hereby agree as follows:
1. Mineral Leases. The Operator has entered into mineral leases with the Hortenstine Group and the SL Group.
2. Term. The Agreement will continue until terminated as set forth in the Agreement.
3. Successors and Assigns. The Agreement is binding on the parties’ respective successors and assigns.

4. Title to After-Acquired and Additional Interests. The Agreement applies and extends to any further or additional right, title, interest or estate heretofore or hereafter acquired by the Operator in the area described on Exhibit B.
5. Indemnity. The Operator shall indemnify each Other Party for any loss, damage, liability, cost or expense (including reasonable attorneys’ fees and expenses) arising out of the performance by Operator of this Agreement except to the extent caused by an Other Party’s gross negligence or willful misconduct.
6. Additional Terms. The Agreement contains provisions pertaining to various payments and production royalties and various other provisions, and reference is made to the Agreement for such other terms and conditions as govern the Agreement, which provisions, terms and conditions are by this reference incorporated herein. Nothing in this Memorandum shall limit or affect the rights and duties of the parties under the Agreement. Information regarding the Agreement can be obtained from Operator or Other Parties at the addresses set forth above.
IN WITNESS WHEREOF, the parties have executed this Memorandum of Potash Sharing Agreement as of the date first above written.
AMERICAN WEST POTASH LLC

By:
Title:

2

3MKJ LP	PAP AND POP FAMILY LTD.

By: HMC Investment Management, LLC, its General Partner	By: HLCC, LLC, its General Partner

By:	By:
Name: Katherine Hortenstine	Name: Tom Hortenstine
Title: President	Title: President

3

AMERICAN GENERAL LIFE INSURANCE COMPANY
By: AIG Asset Management (U.S.), LLC
a Delaware limited liability company, its Investment Adviser

By:
Tom N. Denkler
Managing Director

4

SL GROUP

James Marlin Gale

Evelyn W. Lucking

David Glen Spurlock

Ransom Theodore Spurlock

Robert H.W.W. Spurlock

Vincent Pride Spurlock

Nancy Elizabeth Winn

5

ACKNOWLEDGEMENTS

STATE OF	)
: ss.
COUNTY OF	)
The foregoing instrument was acknowledged before me this                      day of                                    , 2011, by Patrick Avery as Chief Executive Officer of American West Potash, LLC a Delaware limited liability company.
Witness my hand and official seal.

Notary Public
My Commission expires:

6

STATE OF	)
: ss.
COUNTY OF	)
The foregoing instrument was acknowledged before me this  _____  day of                                         , 2011, by Tom N. Denkler as Managing Director of AIG Asset Management (U.S.), LLC, a Delaware limited liability company, as Investment Advisor to American General Life Insurance Company, a Texas corporation.
Witness my hand and official seal.

Notary Public
My Commission expires:

7

STATE OF	)
: ss.
COUNTY OF	)
The foregoing instrument was acknowledged before me this  _____  day of                                         , 2011, by Katherine Hortenstine as President of HMC Investment Management, LLC, as general partner of 3MKJ LP.
Witness my hand and official seal.

Notary Public
My Commission expires:

STATE OF	)
: ss.
COUNTY OF	)
The foregoing instrument was acknowledged before me this  _____  day of                                         , 2011, by Tom Hortenstine as President of HLCC, LLC as general partner of Pap and Pop Family, Ltd, a limited partnership.
Witness my hand and official seal.

Notary Public
My Commission expires:

STATE OF	)
) ss.
COUNTY OF	)
The foregoing instrument was acknowledged before me this  _____  day of                                         , 2011, by James Marlin Gale.
Witness my hand and official seal.

Notary Public
My Commission expires:

8

STATE OF	)
: ss.
COUNTY OF	)
The foregoing instrument was acknowledged before me this  _____  day of                                         , 2011, by Evelyn W. Lucking.
Witness my hand and official seal.

Notary Public
My Commission expires:

STATE OF	)
: ss.
COUNTY OF	)
The foregoing instrument was acknowledged before me this  _____  day of                                         , 2011, by David Glen Spurlock.
Witness my hand and official seal.

Notary Public
My Commission expires:

STATE OF	)
: ss.
COUNTY OF	)
The foregoing instrument was acknowledged before me this  _____  day of                                         , 2011, by Ransom Theodore Spurlock.
Witness my hand and official seal.

Notary Public
My Commission expires:

9

STATE OF	)
: ss.
COUNTY OF	)
The foregoing instrument was acknowledged before me this  _____  day of                                         , 2011, by Robert H.W.W. Spurlock.
Witness my hand and official seal.

Notary Public
My Commission expires:

STATE OF	)
: ss.
COUNTY OF	)
The foregoing instrument was acknowledged before me this  _____  day of                                         , 2011, by Vincent Pride Spurlock.
Witness my hand and official seal.

Notary Public
My Commission expires:

STATE OF	)
: ss.
COUNTY OF	)
The foregoing instrument was acknowledged before me this  _____  day of                                         , 2011, by Nancy Elizabeth Winn.
Witness my hand and official seal.

Notary Public
My Commission expires:

10

EXHIBIT A
TO
MEMORANDUM OF
POTASH SHARING AGREEMENT
THE PROPERTY
The mineral estate in Authorized Minerals in the following described lands located in Apache County, Arizona:
Township 17 North 25 East, Gila and Salt River Meridian

Section 1:	All;
Section 3:	All;
Section 5:	All;
Section 7:	All;
Section 9:	All;
Section 11:	All;
Section 13:	All;
Section 15:	All;
Section 17:	All;
Section 19:	All;
Section 21:	All;
Section 23:	All.
Township 17 North 26 East, Gila and Salt River Meridian

Section 1:	All;
Section 3:	All;
Section 5:	All;
Section 7:	All;
Section 9:	All;
Section 11:	All;
Section 13:	All;
Section 15:	All;
Section 17:	All;
Section 19:	All;
Section 21:	All;
Section 23:	All;
Section 25:	All;
Section 27:	All;
Section 29:	All;
Section 31:	All;
Section 33:	All;
Section 35:	All.

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Township 18 North 25 East, Gila and Salt River Meridian

Section 1:	All;
Section 3:	All;
Section 5:	All;
Section 9:	All;
Section 11:	All;
Section 13:	All;
Section 15:	All;
Section 17:	All;
Section 21:	All;
Section 23:	All;
Section 25:	All;
Section 27:	All;
Section 29:	All;
Section 33:	All;
Section 35:	All.
Township 18 North 26 East, Gila and Salt River Meridian

Section 1:	All;
Section 3:	All;
Section 5:	All;
Section 7:	All;
Section 9:	All;
Section 11:	All;
Section 13:	All;
Section 15:	All;
Section 17:	All;
Section 19:	All;
Section 21:	All;
Section 23:	All;
Section 25:	All;
Section 27:	All;
Section 29:	SE1/4; N1/2, SW 1/4.
Section 31:	All
Section 33:	All;
Section 34:	SW1/4, NW1/4;
Section 35:	All.
Township 19 North 25 East, Gila and Salt River Meridian

Section 12:	W1/2SW1/4, S1/2NW1/4;
Section 13:	All;
Section 23:	All;
Section 25:	All;
Section 27:	All;
Section 33:	All;
Section 35:	All;

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Sections 1, 11, 15 and 21 as to those portions lying south and east of the thread of the stream of the Rio Puerco of the West and lying south of the southern limit of the right-of-way of the Atlantic and Pacific Railroad.
Township 19 North 26 East, Gila and Salt River Meridian

Section 3:	All;
Section 5:	All;
Section 7:	All;
Section 9:	All;
Section 11:	All;
Section 13:	All;
Section 15:	All;
Section 17:	All;
Section 19:	All;
Section 21:	All;
Section 23:	All;
Section 25:	All;
Section 27:	All;
Section 29:	All;
Section 31:	All;
Section 33:	All;
Section 35:	All.
Township 20 North 26 East, Gila and Salt River Meridian

Section 21:	S1/2;
Section 22:	S1/2;
Section 23:	As to that portion lying south of the southern limit of the right-of-way of the Atlantic and Pacific Railroad;
Section 27:	As to that portion lying north of the northern limit of the right-of-way of the Atlantic and Pacific Railroad;
Section 28:	NE 1/4, E 1/2 of NW1/4, NE1/4 of SW/14
Section 29:	As to that portion lying south of the southern limit of the right-of-way of Interstate 40.
Section 31:	All;
Section 33:	As to that portion lying west of the thread of the stream of the Rio Puerco and also as to that portion lying south and east of the thread of the stream of the Rio Puerco of the West and lying south of the southern limit of the right-of-way of the Atlantic and Pacific Railroad;
Section 35:	All.

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EXHIBIT B
TO
MEMORANDUM OF
POTASH SHARING AGREEMENT
THE ROYALTY POOL AREA
Operator acquired interest in Authorized Minerals in privately owned mineral estate of land located in Apache County, Arizona as follows:
Township 17 North 25 East, Gila and Salt River Meridian;
Township 17 North 26 East, Gila and Salt River Meridian;
Township 18 North 25 East, Gila and Salt River Meridian;
Township 18 North 26 East, Gila and Salt River Meridian;
Township 19 North 25 East, Gila and Salt River Meridian;
Township 19 North 26 East, Gila and Salt River Meridian; and
Township 20 North 26 East, Gila and Salt River Meridian (as to land south of Interstate 40).

14